UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

☒ Filed by the Registrant	☐ Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

General Electric Company

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which the transaction applies:
	(2)	Aggregate number of securities to which the transaction applies:
	(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of the transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

IMPORTANT ANNUAL MEETING INFORMATION

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Vote by Internet Go to www.investorvote.com/GE or scan the QR code with your mobile device Follow the steps outlined on the secure website

Shareowner Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the
General Electric Company Shareowner Meeting to be Held on Wednesday, April 23, 2014 at 10:00 a.m., Central Time.

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareowners’ meeting are available on the Internet or by mail. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication is not a form of voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet. We encourage you to access and review all of the information contained in the proxy materials before voting. The proxy statement and annual report are available at:

www.investorvote.com/GE

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to www.investorvote.com/GE.
Step 2: Click on the icon on the right to view current meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 9, 2014 to facilitate timely delivery.

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Shareowner Meeting Notice

General Electric’s Annual Meeting of Shareowners will be held on Wednesday, April 23, 2014 at the Sheraton Chicago Hotel & Towers, 301 E. North Water St., Chicago, IL 60611, at 10:00 a.m., Central Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

Your Board of Directors recommends a vote “FOR” all nominees listed.
Election of Directors: 1. W. Geoffrey Beattie, 2. John J. Brennan, 3. James I. Cash, Jr., 4. Francisco D’ Souza, 5. Marijn E. Dekkers, 6. Ann M. Fudge, 7. Susan J. Hockfield, 8. Jeffrey R. Immelt, 9. Andrea Jung, 10. Robert W. Lane, 11. Rochelle B. Lazarus, 12. James J. Mulva, 13. James E. Rohr, 14. Mary L. Schapiro, 15. Robert J. Swieringa, 16. James S. Tisch, 17. Douglas A. Warner III

Your Board of Directors recommends a vote “FOR” management proposals 1 and 2.
1.	Advisory Approval of Our Named Executives’ Compensation
2.	Ratification of Selection of Independent Auditor for 2014

Your Board of Directors recommends a vote “AGAINST” shareowner proposals 1 through 6.
1.	Cumulative Voting
2.	Senior Executives Hold Option Shares for Life
3.	Multiple Candidate Elections
4.	Right to Act by Written Consent
5.	Cessation of All Stock Options and Bonuses
6.	Sell the Company

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Please see the proxy statement for additional information on how to attend the meeting and vote in person.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

→	Internet – Go to www.investorvote.com/GE. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→	Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→	Email – Send an email to investorvote@computershare.com with “Proxy Materials General Electric Company” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 9, 2014.

Why GE has changed the way we deliver your proxy statement and annual report, and what it means to you

Dear Shareowner,

This year we have distributed proxy materials to some of our shareowners over the Internet by sending them the enclosed Notice of Internet Availability of Proxy Materials (Notice) that explains how to access our proxy statement and annual report, and how to vote online. This “e-proxy” process, which was approved by the SEC in 2007, expedites our shareowners’ receipt of these materials, lowers the costs of proxy solicitation and reduces the environmental impact of our annual meeting. Many other large companies have transitioned to this more contemporary way of distributing annual meeting materials.

This new process provides shareowners with our proxy statement and annual report primarily by making them available on the Internet. This electronic posting replaces the traditional documents mailed to you in previous years. If you prefer to receive paper or e-mail copies, however, we will be happy to deliver these materials to you in printed or electronic form, and we have provided several ways for you to request this option.

The Notice provides details about the online posting of our proxy materials. The Notice contains information about how you can, if you wish, request paper or e-mail copies at no cost to you. It also has instructions for voting online, by mail, or in person.

Cordially,

Brackett B. Denniston III
Secretary

What is on the Notice? The Notice contains simple instructions on how to:
>	Access and view the proxy materials online
>	Vote your shares online
>	Request a free set of printed materials
>	Change delivery preferences for future proxy mailings

DO retain the Notice for future reference
DO NOT mark your vote on the Notice and return it; the Notice is not a proxy card or ballot

How do I vote my shares?

To vote your shares, follow the instructions on the Notice to vote online. If you request a paper copy of the proxy materials, you’ll receive a proxy card with voting instructions. You may also vote your shares in person by bringing the Notice with you and attending the meeting. Please see the proxy statement for additional information on how to attend the meeting and vote your shares.

How do I request a paper or email copy of the proxy materials for this meeting or future meetings?

To request a free paper or email copy of the proxy materials for this meeting or for future meetings, refer to the Notice for instructions on how to request a copy through the Internet, telephone or email.

Can I elect to receive my proxy materials electronically?

You may elect to receive proxy materials through email for future mailings. To change your delivery preferences, follow the instructions on the Notice.

One of your key privileges as an investor is the right to vote on important matters that affect the company you own shares in.
Please vote. Your vote is important to us and our business.

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareowner Meeting to Be Held on April 23, 2014.

GENERAL ELECTRIC COMPANY

Meeting Information
Meeting Type: Annual Meeting
For holders as of: February 24, 2014
Date: April 23, 2014 Time: 10:00 a.m., Central Time
Location:	Sheraton Chicago Hotel & Towers
301 E. North Water St.
Chicago, IL 60611

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR code on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR code below.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
Please make the request as instructed above on or before April 9, 2014 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR code above. Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items
Your Board of Directors recommends you vote FOR the following nominees and FOR management proposals B1 and B2:

A. Election of Directors

Nominees:

A1.	W. Geoffrey Beattie

A2.	John J. Brennan

A3.	James I. Cash, Jr.

A4.	Francisco D’Souza

A5.	Marijn E. Dekkers

A6.	Ann M. Fudge

A7.	Susan J. Hockfield

A8.	Jeffrey R. Immelt

A9.	Andrea Jung

A10.	Robert W. Lane

A11.	Rochelle B. Lazarus

A12.	James J. Mulva

A13.	James E. Rohr

	A14.	Mary L. Schapiro

	A15.	Robert J. Swieringa

	A16.	James S. Tisch

	A17.	Douglas A. Warner III

B1.	Advisory Approval of Our Named Executives’
Compensation

B2.	Ratification of Selection of Independent Auditor
for 2014

Your Board of Directors recommends you vote AGAINST
shareowner proposals C1 through C6:

C1.	Cumulative Voting

C2.	Senior Executives Hold Option Shares for Life

C3.	Multiple Candidate Elections

C4.	Right to Act by Written Consent

C5.	Cessation of All Stock Options and Bonuses

C6.	Sell the Company

NOTE: Such other business as may properly come
before the meeting or any adjournment thereof.

Voting Instructions

Why GE has changed the way we deliver your proxy statement and annual report, and what it means to you

Dear Shareowner,

This year we have distributed proxy materials to some of our shareowners over the Internet by sending them the enclosed Notice of Internet Availability of Proxy Materials (Notice) that explains how to access our proxy statement and annual report, and how to vote online. This “e-proxy” process, which was approved by the SEC in 2007, expedites our shareowners’ receipt of these materials, lowers the costs of proxy solicitation and reduces the environmental impact of our annual meeting. Many other large companies have transitioned to this more contemporary way of distributing annual meeting materials.

This new process provides shareowners with our proxy statement and annual report primarily by making them available on the Internet. This electronic posting replaces the traditional documents mailed to you in previous years. If you prefer to receive paper or e-mail copies, however, we will be happy to deliver these materials to you in printed or electronic form, and we have provided several ways for you to request this option.

The Notice provides details about the online posting of our proxy materials. The Notice contains information about how you can, if you wish, request paper or e-mail copies at no cost to you. It also has instructions for voting online, by mail, or in person.

Reviewing Materials

A The area of the notice shown in Box A (see bottom of page) provides a list of our proxy materials available for your review. You may view these online (see Box B), or you may request that we send paper or e-mail copies to you (see Box C).

B The area of the notice shown in Box B (see bottom of page) provides the website where you can review our proxy materials online. To view the materials online, have the information that is printed in the box marked by the arrow and visit www.proxyvote.com.

C This section describes how to request printed copies of our proxy materials. You may request printed copies by communicating your preference via the Internet, telephone, or e-mail.

Voting

You are encouraged to review all of the important information contained in the proxy materials before voting. You may vote in person, by Internet, or by mail, as explained in “How To Vote,” which appears on the enclosed notice just below the section depicted at the bottom of this page.

If you elect to receive a printed copy of the proxy materials via the instructions in Box C, you will receive a voting instruction form in paper format as well and can vote by returning the form through the mail. Or, after receiving paper copies of the materials and voting instruction form, you may choose to vote your shares via the Internet.

Attending the Meeting

If you plan to attend the meeting, please following the instructions under “Information About Attending the Meeting—Obtaining an Admission Card” in the proxy statement. If you would like to vote your shares at the meeting, you must obtain a proxy from your bank, broker or other institution and bring it with you to hand in with your ballot.

Cordially,

Brackett B. Denniston III
Secretary